UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Scudder Variable Series II

(Name of Registrant as Specified in Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Questions & Answers

Scudder Variable Series II

Scudder Fixed Income Portfolio

Important News For Variable Annuity Contract Holders/Variable Life Insurance Policyholders

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your investment that will be the subject of a shareholder vote.

Q&A

Q What issues am I being asked to vote on?

A You are being asked to vote on the following issues:

■	to approve an Amended and Restated Investment Management Agreement between the Fund and its investment advisor, Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Advisor”); and

■	to approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Board of Trustees recommends that you vote “FOR” these proposals.

Q Why am I being asked to vote on an Amended and Restated Investment Management Agreement and a new Sub-Advisory Agreement?

A On July 7, 2005, Deutsche Bank AG, the parent company of the Fund’s Investment Advisor, entered into an agreement with Aberdeen PLC to sell parts of its asset

Q&A continued

management business and related assets based in London and Philadelphia. As part of this transaction, the members of the Philadelphia-based Active Fixed Income team, who manage a portion of the assets of the Fund, will become employees of AAMI. The Investment Advisor, AAMI and Aberdeen PLC have advised the Fund’s Board that these same individuals would continue to be responsible for the management of the Fund’s assets if the Sub-Advisory Agreement is approved.

The Board also is recommending that you approve an Amended and Restated Investment Management Agreement for the Fund. The Amended and Restated Investment Management Agreement will be substantially identical to the current investment management agreement, except that the Amended and Restated Investment Management Agreement will contain a specific provision permitting the Investment Advisor to delegate some or all of its duties (under its supervision) to a non-affiliated sub-advisor. This change is intended to facilitate the appointment of AAMI as sub-advisor to the Fund should shareholders approve the Sub-Advisory Agreement.

Q Why does the Board of the Fund recommend that I vote for these proposals?

A The Board considered that approval of the Sub-Advisory Agreement with AAMI will permit Fund assets to continue to be managed by members of the same Active Fixed Income team who currently provide services to the Fund. The Board also considered the nature, scope and quality of the investment management services that the Investment Advisor provides under the current investment management agreement and would provide under the proposed Amended and Restated Investment Management Agreement, and that AAMI is proposed to provide to the Fund under the proposed Sub-Advisory Agreement. If the Sub-Advisory Agreement is approved by shareholders, AAMI will be paid for its services by the Investment Advisor from its fee as investment advisor to the Fund. The investment advisory fees paid by the Fund will not change as a result of the Sub-Advisory Agreement.

Q Will the investment advisor to the Fund remain the same?

A Yes. Under the Amended and Restated Investment Management Agreement, DeIM will continue to serve as the investment advisor to the Fund; however, the Investment

Q&A continued

Advisor will no longer have direct responsibility for portfolio management apart from the cash portion of the Fund’s portfolio. The Investment Advisor will oversee the management of the Fund’s fixed-income portfolio securities by AAMI and will continue to provide the administrative services it currently provides.

Q Will the investment advisory fees the Fund pays remain the same?

A Yes. The investment advisory fee rate charged under the proposed Amended and Restated Investment Management Agreement with the Investment Advisor will remain the same as under the current investment management agreement. The fee proposed to be paid to AAMI for its sub-advisory services to the Fund will be paid by the Investment Advisor, not by the Fund.

Q Will the Fund bear the proxy solicitation and other costs associated with this proxy statement?

A No. The Investment Advisor will bear these costs.

General Questions

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the web site listed on your proxy card or voting instruction form;

■	By telephone, with a toll-free call to the number listed on your proxy card or voting instruction form;

■	By mail, with the enclosed proxy card or voting instruction form; or

■	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card or voting instruction form. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q&A continued

Q I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A Please see the instructions at the end of the Notice of a Special Meeting of Shareholders, which is attached.

Q I plan to vote by telephone. How does telephone voting work?

A To vote by telephone, please read and follow the instructions on your enclosed proxy card or voting instruction form.

Q I plan to vote through the Internet. How does Internet voting work?

A To vote through the Internet, please read and follow the instructions on your enclosed proxy card or voting instruction form.

Q Whom should I call with questions?

A Please call Computershare Fund Services at 1-866-340-2424 with any additional questions about the Proxy Statement or the procedures to be followed to execute and deliver a proxy or voting instructions.

The attached Proxy Statement contains more detailed information about the proposals. Please read it carefully.

SCUDDER FIXED INCOME PORTFOLIO

A Message from the Fund’s President

October 21, 2005

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in Scudder Fixed Income Portfolio (the “Fund”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following proposals:

(1) To approve an Amended and Restated Investment Management Agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”).

(2) To approve a new Sub-Advisory Agreement with respect to the Fund between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Board recommends that you vote FOR both Proposals.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of Special Meeting of Shareholders, which summarizes the proposals for which you are being asked to provide voting instructions; and

•	A Proxy Statement, which provides detailed information on the specific proposals to be considered at the shareholders’ meeting, and why the proposals are being made.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your form.

I’m sure that you, like most people, lead a busy life and are tempted to put this Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about either of the proposals, please call Computershare Fund Services, the Fund’s information agent, at 1-866-340-2424, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Vincent J. Esposito

President

Scudder Variable Series II

SCUDDER FIXED INCOME PORTFOLIO

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for Scudder Fixed Income Portfolio’s Special Meeting of Shareholders. It tells you what proposals will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Fixed Income Portfolio:

A Special Meeting of Shareholders of Scudder Fixed Income Portfolio (the “Fund”) will be held November 18, 2005 at 4:00 p.m. Eastern time at the offices of Deutsche Investment Management Americas, Inc., 27th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 (the “Meeting”) to consider the following proposals (the “Proposals”):

1. To approve an Amended and Restated Investment Management Agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”).

2. To approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Board recommends that you vote FOR both Proposals.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on September 26, 2005 are entitled to vote at the Meeting or at any adjournments or postponements thereof.

In the event that a quorum is present but sufficient votes in favor of either Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to either Proposal. Any adjournment of the Meeting for further solicitation of proxies as to either Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on either Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to the other Proposal.

By order of the Trustees

John Millette

Secretary

October 21, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SCUDDER VARIABLE SERIES II

Scudder Fixed Income Portfolio

222 South Riverside Plaza

Chicago, Illinois 60606

PROXY STATEMENT

October 21, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Variable Series II (the “Trust”) for use at the Special Meeting of Shareholders of Scudder Fixed Income Portfolio (the “Fund”), a series of the Trust. The Special Meeting is to be held on November 18, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 (the “Meeting”).

Shares of the Fund are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Fund. All persons entitled to direct the voting of shares of the Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. Further, in the descriptions of the Proposals below, the word “fund” is sometimes used to mean investment companies or series thereof in general, and not the Fund whose Proxy Statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

This Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about October 24, 2005. It explains concisely what you should know before voting on the Proposals described in this Proxy Statement. Please read it carefully and keep it for future reference.

The Meeting is being held to consider the following Proposals, and such other matters as may properly come before the Meeting or any adjournments thereof:

1. To approve an Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Advisor”).

2. To approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Board recommends that you vote FOR both Proposals.

Introduction

On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of DeIM, entered into a sale and purchase agreement with Aberdeen PLC under which Deutsche Bank will sell parts of the London- and Philadelphia-based asset management businesses and related assets of Deutsche Asset Management to Aberdeen PLC (the “Transaction”). (For more information on Deutsche Asset Management, see “The Investment Advisor” section in Proposal 1 below.) Following the closing of the Transaction, those London- and Philadelphia-based businesses will become part of the “Aberdeen Group”—the name used refer to the asset management subsidiaries of Aberdeen PLC. The Aberdeen Group and/or the various subsidiaries that make up the Aberdeen Group, as the context requires, are referred to in this Proxy Statement as “Aberdeen.” The businesses included in the Transaction are the London-based institutional Equity, Fixed Income, Global Equity, Multi-Asset and DWS retail businesses, as well as the Philadelphia-based Active Fixed Income business. Under the terms of the Transaction, Deutsche Asset Management will continue to serve as investment advisor to those proprietary funds that are currently managed in whole or in part by management teams based in London or Philadelphia that are part of the Transaction, but will recommend to the boards of those funds, and their shareholders, the hiring of a subsidiary of Aberdeen PLC as sub-advisor, with substantially the same individuals currently responsible for the day-to-day management of those assets becoming employees of Aberdeen.1 The administrative services provided by DeIM pursuant to the investment management agreement currently in effect between the Fund and DeIM (the “Current Agreement”) will not be affected by this proposal.

The Transaction is valued at up to £265 million (approximately US $468 million as of September 28, 2005), which assumes a net asset value of the businesses to be acquired at closing of £55 million (approximately US $97 million as of September 28, 2005) and will be dependent to some extent on future asset management fee revenue. Approximately £63 million (or approximately US $111 million as of September 28, 2005) of the sale price may be attributed to the mutual fund assets currently managed by Deutsche Asset Management’s London- and Philadelphia-based Fixed Income teams, who will continue to manage those assets if the proposed new sub-advisory arrangements with the Aberdeen PLC subsidiaries are approved. In the event the boards and shareholders of these mutual funds do not approve the advisory arrangements, the revenue related to these contracts may be taken into account in a formula that results in a reduction of the purchase price paid by Aberdeen PLC.

There will be a transition services agreement between Deutsche Asset Management and Aberdeen PLC that will provide for the allocation of certain personnel and resources during a transition period. Deutsche Asset Management will be compensated for the resources it provides under this agreement at commercially reasonable rates, to be finally negotiated between Deutsche Asset Management and Aberdeen PLC.

[1]	As of the date of this Proxy Statement, one closed-end fund that is currently managed in part by management teams based in Philadelphia is still evaluating the advisory proposal.

Consummation of the Transaction is subject to certain customary terms and conditions, including, among others, approval by the Deutsche Bank Supervisory Board, approval by Aberdeen PLC shareholders, regulatory approvals and the aggregate run-rate management fees of the London Fixed Income and Philadelphia Active Fixed Income businesses being no less than an agreed minimum threshold at closing. Closing of the Transaction is anticipated to take place on or about November 30, 2005.

The employees of the Philadelphia-based Active Fixed Income business (the “Active Fixed Income Team”) are currently responsible for managing most of the assets of the Fund. As part of the Transaction, the Philadelphia-based Active Fixed Income business will become part of AAMI, and it is expected that the members of the Active Fixed Income Team will become employees of AAMI. In order to retain the services of the Active Fixed Income Team for the Fund after the consummation of the Transaction, DeIM has proposed that AAMI be hired as sub-advisor to the Fund under a sub-advisory agreement (the “AAMI Agreement”). In order to effect this recommendation, DeIM proposed that the Current Agreement be amended and restated to allow DeIM to delegate certain of its responsibilities for portfolio management to a non-affiliated sub-advisor (the “Amended Agreement”). Under the Current Agreement, DeIM can only delegate its portfolio management responsibilities to affiliated sub-advisors.

In addition, the SEC has proposed a rule which would permit funds for which sub-advisors provide investment advisory services to forego obtaining shareholder approval when the investment advisor, with the prior approval of the board, including a majority of the independent board members, hires or replaces a sub-advisor. A fund adopting this structure (known as “manager-of-managers”) and relying on the rule would be required to notify shareholders of any hiring or replacement of a sub-advisor within 90 days. The Board and DeIM support the proposed rule because it would allow the Fund, upon approval by the Board, to terminate sub-advisors and replace them with sub-advisors better suited to achieve the Fund’s objective without the expense and delay of obtaining shareholder approval.

In order to qualify for the exemption, a fund’s investment advisory contract must include certain provisions. The Current Agreement does not contain the necessary provisions. In anticipation of the proposed SEC rule becoming final, DeIM proposed that the Amended Agreement include the necessary provisions to enable the Fund to take advantage of the manager-of-managers rule if and when it becomes final.

At meetings held in August and September of 2005, the Board considered DeIM’s proposals and approved the Amended Agreement and AAMI Agreement. Currently, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all investment advisory contracts, including sub-advisory contracts, be approved, at least initially, by shareholders of a fund. For this reason, the Board is seeking shareholder approval of the AAMI Agreement. Since shareholder approval of the AAMI Agreement is being sought at this time, the Board is also seeking shareholder approval of the Amended Agreement to adopt the manager-of-managers structure and to permit portfolio management responsibilities to be delegated to a non-affiliated sub-advisor. If approved by shareholders, the Amended Agreement and the AAMI Agreement would take effect as of the later of shareholder approval or the closing of the Transaction.

Proposal 1:	Approval of the Amended and Restated Investment Management Agreement

As described above in the Introduction, the Board is seeking shareholder approval of the Amended Agreement which would permit DeIM to hire a non-affiliated sub-advisor for the Fund. The Amended Agreement would also allow DeIM to hire or replace any sub-advisor for the Fund, whether or not affiliated with DeIM, without obtaining shareholder approval assuming the SEC adopts the proposed rule described above, or the Fund obtains an exemptive order from the SEC to the same effect. If the Amended Agreement is approved by shareholders, but the proposed rule is never adopted as a final rule and the Fund does not obtain an exemptive order from the SEC as indicated, the changes intended to create the manager-of-managers structure will have no material effect on the Fund and the Fund will continue to seek shareholder approval to hire or replace sub-advisors. The form of the Amended Agreement is attached to this Proxy Statement as Exhibit 1. The discussion of the Amended Agreement in this Proxy Statement is qualified in its entirety by the Amended Agreement as set forth in Exhibit 1. The differences between the Amended Agreement and the Current Agreement are set forth below.

The Board considered the Amended Agreement at meetings held in August and September 2005, and for the reasons discussed below, the Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the Amended Agreement and recommended its approval by the Fund’s shareholders. If the Amended Agreement is approved by shareholders, the Current Agreement will terminate and the Amended Agreement will become effective as of the later of shareholder approval or the closing of the Transaction. If the Amended Agreement is not approved by shareholders, the Current Agreement will remain in effect and the Board will take such further action as it deems to be in the best interests of the Fund.

The Investment Advisor

Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund’s investment advisor and manager pursuant to the Current Agreement.

Scudder Investments is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the U.S. for the asset management activities of Deutsche Bank, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank, 345 Park Avenue, New York, New York 10154. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Appendix A to this Proxy Statement provides information regarding the principal executive officers and directors of DeIM. No officer or Trustee of the Trust is an officer or director of DeIM. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, DeIM or any of its affiliates, except William N. Shiebler, a Trustee of the Trust, who has an interest in DeIM and its affiliates through his position as Vice Chairman of DeAM.

Affiliated Service Providers.    DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, provides administrative services to the Fund. Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02210, a subsidiary of the Investment Advisor, acts as Fund Accounting Agent and determines the daily net asset value per share and maintains the fund and general accounting records of the Fund. Pursuant to a sub-administration and sub-accounting agreement among the Investment Advisor, SFAC and State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, DeIM has delegated certain administrative functions and SFAC has delegated certain fund accounting functions to State Street. The costs and expenses of such delegations are borne by DeIM and SFAC, respectively. Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of the Investment Advisor, is the Fund’s distributor and principal underwriter. The Fund has adopted a distribution plan under Rule 12b-1 for the Fund’s Class B shares that provides for an annual distribution fee of up to 0.25% of the average daily net assets of the Fund’s Class B shares to reimburse SDI for distribution and shareholder servicing-related expenses incurred or paid by SDI or a Participating Insurance Company. Scudder Investments Service Company (“SISC”), 210 W. 10th Street, Kansas City, Missouri 64105, an affiliate of the Investment Advisor, acts as the Fund’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC. Appendix B sets forth the fees paid to these affiliated service providers for the Fund’s most recent fiscal year. These services will continue to be provided after the Amended Agreement is approved.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. DeIM has agreed to indemnify the Fund in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Fund or DeIM. Based on currently available information, however, DeIM believes the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on the Fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreement with the Fund.

Comparison of the Current Agreement and the Amended Agreement

Portfolio Management Services.    Under the Current Agreement, DeIM provides continuing investment management of the Fund’s assets in accordance with the investment objective, policies and restrictions set forth in the Fund’s Prospectus and Statement of Additional Information; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and all rules and regulations thereunder; and all other applicable federal and state laws and regulations, subject always to policies and instructions adopted by the Board. The Current Agreement also provides that DeIM shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others in accordance with Fund policies. The Current Agreement requires DeIM to furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund.

The Amended Agreement contains the same provisions as the Current Agreement regarding portfolio management services.

Delegation of Portfolio Management Services.    The Current Agreement allows DeIM, subject to prior approval of a majority of the Trustees, including a majority of the Independent Trustees, to delegate through a sub-advisory agreement certain of the portfolio management services DeIM is to perform under the Current Agreement to any other company that DeIM controls, is controlled by or under common control with, to the extent permitted by applicable law. According to the Current Agreement, DeIM must supervise the services provided by the sub-advisor and a delegation does not relieve DeIM of its obligations under the Agreement. Any sub-advisory agreement entered into by DeIM with an affiliated party may be amended by DeIM subject to the prior approval of a majority of the Trustees, including a majority of the Independent Trustees.

The Amended Agreement contains substantially similar provisions regarding the delegation of portfolio management services, except that the Amended Agreement specifically permits DeIM to delegate through a sub-advisory agreement certain of the portfolio management services DeIM is to perform under the Amended Agreement to any other company, regardless of whether DeIM controls, is controlled by or under common control with that company. The Amended Agreement also specifically requires that DeIM supervise and oversee the services provided by the sub-advisor.

Administrative Services.    The Current Agreement provides that in addition to the portfolio management services described above, DeIM shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising and negotiating contractual arrangements with and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Board.

The Amended Agreement contains the same provisions as the Current Agreement regarding the provision of administrative services.

Expenses.    The Current Agreement provides that DeIM shall pay all costs and expenses incurred in providing the portfolio management services and administrative services described above, including any office space or other facilities required by the Fund. DeIM shall also pay the fees of any sub-advisor engaged by DeIM and the compensation and expenses of the Trustees, officers and executive employees of the Trust who are affiliated persons of DeIM. Under the Current Agreement, DeIM is only responsible for the expenses specifically allocated to it by the terms of the Current Agreement; all other organizational, operational and business related expenses will be paid by the Fund.

The Amended Agreement contains the same provisions as the Current Agreement regarding the allocation of expenses.

Compensation.    The Fund pays DeIM under the Current Agreement and will continue to pay DeIM under the Amended Agreement a monthly investment management fee in return for the services rendered, payments made and costs assumed by DeIM based on the average daily net assets of the Fund at the annual rate 0.60%. During the fiscal year ended December 31, 2004, the Fund paid DeIM $1,589,597 in investment management fees.

DeIM and its affiliates act as investment advisor to other investment companies with investment objectives similar to that of the Fund. Information on these similar investment companies, including investment management fee rates and net assets, is set forth in Exhibit 2 to this Proxy Statement.

Limitation of Liability of Investment Advisor.    The Current Agreement provides that DeIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current Agreement relates, except DeIM will be liable to the Trust, the Fund or its shareholders for loss caused by willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Current Agreement.

The Amended Agreement contains the same provisions as the Current Agreement regarding the limitation of liability of DeIM.

Duration and Termination of the Agreement.    The Current Agreement, dated April 5, 2002, had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the Current Agreement or interested persons of any party to the Current Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The Current Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or DeIM, on February 4, 2002. The Board last approved the Current Agreement on September 23, 2005. The Current Agreement was approved by the shareholders of the Fund on March 28, 2002 in connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank.

The Current Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice, or by DeIM on 60 days’ written notice to the Trust. The Current Agreement also may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that DeIM has taken any action which results in a breach of the Current Agreement. The Current Agreement terminates automatically in the event of its assignment.

The Amended Agreement contains the same provisions as the Current Agreement regarding the duration and termination of the Amended Agreement.

Board Considerations

The Board of Trustees, including the Independent Trustees, approved the renewal of the Current Agreement at a meeting held September 23, 2005 and at the same meeting approved the Amended Agreement and recommended its approval to shareholders. The Board generally considered the same factors in reviewing the Current Agreement and Amended Agreement, except that, for the Amended Agreement, the Board also considered that it allows the Investment Advisor to delegate its portfolio management duties to an unaffiliated sub-advisor. For purposes of the discussion of the Board’s considerations, “Agreement” refers to both the Current Agreement and the Amended Agreement. If the Amended Agreement is approved by shareholders, the Current Agreement will terminate and the Amended Agreement will become effective as of the later of shareholder approval or the closing of the Transaction. If the Amended Agreement is not approved by shareholders, the Current Agreement will remain in effect.

As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Investment Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Investment Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Investment Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent turnover of senior management and other personnel of the Investment Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Investment Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Advisor. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Investment Advisor regarding such funds, along with the Investment Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

The Board noted DeIM’s representation that as a result of the Transaction, the Active Fixed Income Team would become employees of AAMI, but would continue to manage the Fund under the AAMI Agreement. The Board noted that to facilitate the hiring of AAMI as sub-advisor, the Current Agreement was proposed to be amended to allow the Investment Advisor to delegate its portfolio management responsibilities to non-affiliated sub-advisors. The Board also noted that the amendment would create a “manager-of-managers” structure for the Fund and that under this structure, assuming the SEC adopts the proposed rule described in the Introduction, or the Fund obtains an exemptive order from the SEC to the same effect, the Investment Advisor would, in the future, have the flexibility to replace a sub-advisor, whether or not affiliated with the Investment Advisor, with one better suited to achieve the Fund’s objective without the expense and delay of obtaining shareholder approval. The Board also considered Aberdeen PLC’s assurances regarding the arrangements and incentives that have been established to ensure continued employment at AAMI of key members of this investment team. The Board considered DeIM’s representation that there would be no diminution in portfolio management services as a result of the Transaction. The Board considered DeIM’s responsibility to oversee AAMI.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Investment Advisor historically have been and continue to be satisfactory, and that the Fund’s performance over time was satisfactory.

Fees and Expenses.    The Board considered the Fund’s management fee rate (noting it was the same under both the Current Agreement and Amended Agreement), operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Investment Advisor’s estimate of current expenses for the Fund (including the effect of the Fund’s then-current expense cap). The information provided to the Board showed that the Fund’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Fund’s total expense ratio was below the median of the peer universe for Class A shares and in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan expenses and recordkeeping fees and noted that the expense ratio less 12b-1 plan expenses and recordkeeping fees for Class B shares was in the third quartile. The Board also considered the Fund’s management fee rate as compared to fees charged by the Investment Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Investment Advisor’s obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Investment Advisor’s commitment to cap total expenses through April 30, 2006.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Advisor. The Board noted that, although the Fund’s management fee rate was above the median of the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such management fee rate and total expense ratio were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Investment Advisor.

Profitability.    The Board reviewed detailed information regarding revenues received by the Investment Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Investment Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board also reviewed revised profitability data supplied by DeIM estimating the impact of the Transaction and the AAMI Agreement. The Board noted that the material provided by DeIM projected a decrease in DeIM’s profitability as a result of the Transaction and the AAMI Agreement. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Investment Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Investment Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters.    The Board also considered information regarding ongoing inquiries of the Investment Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Investment Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Investment Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Current Agreement continue to be fair and reasonable and that the continuation of the Current Agreement and the approval of the Amended Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

The Board recommends that you vote FOR the approval of the Amended Agreement.

Proposal 2:	Approval of the New Sub-Advisory Agreement with Aberdeen Asset Management Inc.

As described in the Introduction, due to the expected employment of the members of the Active Fixed Income Team by AAMI after the consummation of the Transaction, DeIM proposed that AAMI be retained as sub-advisor for the Fund. DeIM represented to the Board that the Active Fixed Income Team is currently responsible for the management of a majority of the Fund’s assets and the hiring of AAMI as sub-advisor would allow the Fund’s management team to remain in place after the Transaction. DeIM also represented that it would pay AAMI’s sub-advisory fee from its own investment management fee, which would not change as a result of the Transaction or such payments. The form of the AAMI Agreement is attached to this Proxy Statement as Exhibit 3. The discussion of the AAMI Agreement in this Proxy Statement is qualified in its entirety by the AAMI Agreement as set forth in Exhibit 3. The terms of the AAMI Agreement are set forth below.

The Board considered the AAMI Agreement at meetings held in August and September 2005, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, unanimously approved the AAMI Agreement and recommended its approval by the Fund’s shareholders. Shareholder approval of the Amended Agreement and of the AAMI Agreement is necessary for the AAMI Agreement to take effect. If the Amended Agreement and the AAMI Agreement are approved by shareholders, the AAMI Agreement will become effective as of the later of shareholder approval or the closing of the Transaction. If shareholders approve the AAMI Agreement but not the Amended Agreement, then the AAMI Agreement will not go into effect and the Board will take such action as it deems to be in the best interests of the Fund. The Amended Agreement, however, can go into effect if it is approved by shareholders, but the AAMI Agreement is not approved by shareholders. If the Amended Agreement is approved by shareholders but the AAMI Agreement is not approved, then the Board will take such action as it deems to be in the best interests of the Fund.

Proposed Sub-Advisor

AAMI, located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, was established in 1994 and provides investment management and administrative services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional clients. It is anticipated that AAMI will move its headquarters to the current Philadelphia office location used by the Active Fixed Income Team, which is located at 1735 Market Street, Philadelphia, Pennsylvania 19103, following the closing of the Transaction. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, located at 10 Queen’s Terrace, Aberdeen, AB10 1YG. Aberdeen PLC is the parent company of an asset management group managing assets for both institutional and retail clients from offices around the world. At June 30, 2005, Aberdeen PLC was 10.8% owned by its management and staff. As of June 30, 2005, AAMI managed approximately $1.5 billion of assets, and had funds under administration of $2.43 billion.

Appendix C to this Proxy Statement provides information regarding the principal executive officers and directors of AAMI. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, AAMI or any of its affiliates.

Section 15(f) Considerations

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied:

First, during the three-year period immediately following the transaction, at least 75% of the members of the board of directors/trustees of the investment company must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act; and

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As noted above, Deutsche Bank has agreed to sell parts of its London- and Philadelphia-based asset management businesses and related assets to Aberdeen PLC. While the Investment Advisor did not assign its Current Agreement with the Fund to Aberdeen PLC in connection with the sale, it is proposing to delegate extensive responsibilities with respect to the Fund to AAMI in the AAMI Agreement. Accordingly, Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the Section 15(f) conditions, including the requirement that no “unfair burden,” as defined in Section 15(f), be imposed on the Fund. As a result, for a period of three years from the closing of the Transaction, the Investment Advisor will not recommend or advise the Board to change its composition such that less than 75% of the Trustees are not “interested persons” of the Investment Advisor or Aberdeen PLC. At least 75% of the current Trustees are not “interested persons” of the Investment Advisor or Aberdeen PLC. Furthermore, there are no plans or provisions for any management fee increase or any other changes constituting an “unfair burden” within the terms of Section 15(f) on the Fund for a period of two years from the closing of the Transaction.

The AAMI Agreement

Sub-Advisory Services.    Under the terms of the proposed AAMI Agreement, AAMI agrees, subject to the supervision and control of the Investment Advisor and the Board, to manage the securities and assets of the Fund entrusted to it by the Investment Advisor under the AAMI Agreement (the “Assets”) in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (the “Prospectus”). The portfolio management services to be provided by AAMI to a portion of the Fund’s Assets are substantially identical to the investment management services currently provided by the Investment Advisor under the Current Agreement.

Compensation.    As compensation for its services under the AAMI Agreement, AAMI will be paid an annual fee, computed daily and paid monthly, at the rate of 0.38% of the Fund’s average daily net assets. If the AAMI Agreement is approved by shareholders, AAMI will be paid for its services by the Investment Advisor from its fee as investment advisor to the Fund. The investment advisory fees paid by the Fund will not change as a result of the AAMI Agreement. There were no payments by the Investment Advisor or the Fund to AAMI during the most recent fiscal year.

AAMI acts as sub-advisor to another investment company with an investment objective similar to that of the Fund. Information on this similar investment company, including its advisory fee rate and net assets, is set forth in Exhibit 4 to this Proxy Statement.

Duration and Termination of Agreement.    If approved by shareholders at the Meeting, the AAMI Agreement will have an initial term through September 30, 2006 (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the Fund and (2) by a majority of the Independent Trustees who are not parties to the AAMI Agreement or “interested persons” of such parties, cast in person at a meeting called for such purpose. The AAMI Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Investment Advisor or the Board or by a vote of a majority of the outstanding voting securities of the Fund, or upon 90 days’ written notice by AAMI. In addition, the Investment Advisor may terminate the AAMI Agreement on immediate notice if AAMI becomes statutorily disqualified from performing its duties under the AAMI Agreement or otherwise is legally prohibited from operating as an investment advisor. Furthermore, if a party breaches the AAMI Agreement in any material respect, which breach is not cured within 60 days’ written notice of such breach from the other party, the non-breaching party may terminate the AAMI Agreement on written notice to the defaulting party.

As part of the Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegation to AAMI during the first three years following the closing of the Transaction without cause. Deutsche Bank is not to terminate the delegation except (i) to the extent required to comply with its legal, contractual, regulatory or fiduciary obligations; (ii) if requested or required to do so by the client; (iii) if AAMI becomes insolvent or enters into any form of compromise with its creditors; (iv) if AAMI breaches the terms of the delegation; or (v) in circumstances of negligence, fraud, willful default or underperformance on the part of AAMI. In the opinion of the Investment Advisor, these exceptions will allow it to continue to perform its services to the Fund without any practical impact on the quality or scope of services provided by AAMI. The Investment Advisor believes that the provisions of the AAMI Agreement regarding termination are not inconsistent with the documents governing the Transaction.

Expenses.    AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services. The Fund bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the AAMI Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to that of the Fund) or from engaging in other activities.

Liability of the Sub-Advisor.    Under the AAMI Agreement, AAMI will be liable for causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Investment Advisor and for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the AAMI Agreement.

Brokerage and Transactions.    Under the AAMI Agreement, in evaluating best execution for any transaction, AAMI shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Investment Advisor or the Board, AAMI may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided that AAMI is acting in accordance with any such instructions and directions of the Investment Advisor or the Board, AAMI is authorized to pay to a broker or dealer who provides such brokerage and research services a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, AAMI determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of AAMI to the Fund. AAMI has agreed in a separate letter of instruction from DeIM that it will not use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. In addition, the Investment Advisor may by written notice identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected, and AAMI will refrain from purchasing such securities or directing any portfolio transaction to such broker-dealer without written approval from the Investment Advisor or the Board.

Fund Assets may not be purchased from or sold to the Investment Advisor, AAMI, any other sub-advisor of the Trust or other registered investment companies that may be deemed to be under common control, Scudder Distributors, Inc., the Trust’s principal underwriter, or any affiliated person of any of the foregoing, acting as principal, except to the extent permitted by the SEC and the 1940 Act and approved by the Investment Advisor and the Board. AAMI will not consult with any other sub-advisor engaged by the Investment Advisor or its affiliates with respect to transactions in the Fund except to the extent permitted by certain exemptive rules under the 1940 Act.

Under the AAMI Agreement, if AAMI deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, AAMI, to the extent permitted by applicable laws and regulations, may, but is not required to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased and the expenses incurred in the transaction will be made by AAMI in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients. AAMI may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the same time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with the Trust’s procedures, AAMI may effect cross transactions between the Fund and such other accounts if it deems this to be advantageous to both of the accounts involved.

Board Considerations of the AAMI Agreement

The Board of Trustees, including the Independent Trustees, approved the AAMI Agreement at a meeting held September 23, 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the AAMI Agreement. The review process followed by the Board is described in detail above. In connection with the approval of the AAMI Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services to be provided under the AAMI Agreement. The Board considered the reputation, qualifications and background of AAMI, the investment approach of AAMI, the experience and skills of the investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the investment personnel to be responsible for the day-to-day management of the Fund under the AAMI Agreement are expected to be the Active Fixed Income Team that currently manages the Fund’s assets. Based on the information provided, the Board concluded that the nature, quality and extent of the services to be provided by AAMI were appropriate.

Fees; Profitability and Economies of Scale.    The Board considered the sub- advisory fee rate under the AAMI Agreement, and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm’s length between DeIM and AAMI and that DeIM compensates AAMI from its fees. Accordingly, the Board considered the estimated profitability of DeIM and did not consider the estimated profitability of AAMI.

As part of its review of the Current Agreement, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor or Its Affiliates.    The Board also considered the character and amount of other incidental benefits that may be received by AAMI and its affiliates. The Board also considered that as part of the Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegation to Aberdeen during the first three years following the closing of the Transaction without cause. The Investment Advisor represented that there are exceptions to this restriction that would allow the Investment Advisor to terminate AAMI prior to the expiration of the three year period. The Board concluded that the sub-advisory fees were reasonable in light of these expected fallout benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the AAMI Agreement are fair and reasonable and that the AAMI Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

The Board recommends that you vote FOR the approval of the AAMI Agreement.

INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of the Fund, a series of the Trust. The Special Meeting is to be held on November 18, 2005 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”). The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about October 24, 2005.

Only shareholders of record of the Fund at the close of business on September 26, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

As of September 26, 2005, the Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	19,551,907.531
Class B	7,459,627.095

Required Vote and Quorum.    Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. All shares of the Fund will be voted together as a single class. Abstentions and broker non-votes will have the effect of a “no” vote on each Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

At least 30% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus, the Meeting could not take place on its scheduled date if less than 30% of the shares were represented. In the event that the necessary quorum to transact business is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of either Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to either Proposal. Any adjournment of the Meeting for the further solicitation of proxies as to either Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on either Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to the other Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of September 26, 2005, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of the Fund. To the best of the knowledge of the Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVSII 440 LINCOLN ST WORCESTER MA 01653-0002	32.74%
A	ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W PO BOX 19097 GREENVILLE SC 29602-9097	34.20%
A	STATE STREET BANK & TR CUST FOR SVSII SCUD GROWTH STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	5.75%
A	KEMPER INVESTORS LIFE 2500 WESTFIELD DR ELGIN IL 60123-7836	5.03%
A	STATE STREET BANK & TR CUST FOR SVSII SCUD GRWTH & INC STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	12.99%
A	STATE STREET BANK & TR CUST FOR SVSII SCUD INC & GRWTH STRAT PORT ATTN MARIYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	5.09%
B	THE MANUFACTURERS LIFE INS CO (USA) 500 BOYLSTON ST STE 400 BOSTON MA 02116-3787	82.62%

Class	Shareholder Name and Address	Percentage Owned
B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	8.26%
B	TRAVELERS LIFE & ANNUITY COMPANY 1 CITYPLACE HARTFORD CT 06103-3432	8.86%

Solicitation of Proxies.    As discussed above, shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Fund are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the Proposals. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

Computershare Fund Services (“Computershare”) has been engaged to act as information agent at an estimated cost of $2,500.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-340-2424. Any proxy given by a shareholder is revocable until voted at the Meeting.

The cost of preparing, printing and mailing the enclosed proxy card or voting instruction form and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Investment Advisor.

Revocation of Proxies and Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Proposals of Shareholders.    The Fund does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Trust at Two International Place, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting.    The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

Householding Information.    The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Fund, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Investment Advisor at (800) 621-1048, or write to the Investment Advisor at 222 South Riverside Plaza, Chicago, Illinois 60606.

A copy of the Fund’s annual and semi-annual reports is available without charge upon request by writing to the Fund, 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling (800) 621-1048.

The Board recommends that you vote FOR both Proposals.

Please complete, sign and return the enclosed proxy card or voting instruction form (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By Order of the Board,

John Millette

Secretary

EXHIBIT 1

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

Scudder Variable Series II

Two International Place

Boston, Massacusetts 02110

[DATE], 2005

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

Scudder Fixed Income Portfolio

Ladies and Gentlemen:

SCUDDER VARIABLE SERIES II (the “Trust”) has been established as a Massachusetts Business Trust to engage in the business of an investment company. Pursuant to the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”), the Board of Trustees is authorized to issue the Trust’s shares of beneficial interest (the “Shares”) in separate series, or funds. The Board of Trustees has authorized Scudder Fixed Income Portfolio (f/k/a Scudder Investment Grade Bond Portfolio) (the “Fund”). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.

Accordingly, the Trust, on behalf of the Fund, agrees with you as follows:

1.  Delivery of Documents.    The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) relating to the Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration, as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the “By-Laws”).

(c)  Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

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(d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2.  Portfolio Management Services.    As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust’s Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

3.  Delegation of Portfolio Management Services.    Subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

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Subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of you or of the Fund (other than by reason of serving as an investment advisor to the Fund) (each a “sub-advisor”), to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise and oversee the services provided by such sub-advisor and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Fund that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act.

4.  Administrative Services.    In addition to the portfolio management services specified in section 2 hereof, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust’s Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund’s transfer agent; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; establishing and monitoring the Fund’s operating expense budgets; reviewing the Fund’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and

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distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trust’s Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund. You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that (i) the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable to the Fund for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

5.  Allocation of Charges and Expenses.    Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund’s share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund’s custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and

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employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders’ and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

6.  Management Fee.    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.60 of 1 percent of the average daily net assets as defined below of the Fund for such month; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

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7.  Avoidance of Inconsistent Position; Services Not Exclusive.    In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

8.  Limitation of Liability of Manager.    As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

9.  Duration and Termination of This Agreement.    This Agreement shall remain in force until September 30, 2006, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to you, or by you on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the

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outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

10.  Amendment of this Agreement.    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

11.  Limitation of Liability for Claims.    The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Scudder Variable Series II” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

12.  Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

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If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

SCUDDER VARIABLE SERIES II on behalf of Scudder Fixed Income Portfolio

By:
Name:
Title:

The foregoing Agreement is hereby accepted as of the date hereof.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:
Title:

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EXHIBIT 2

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR

SUB-ADVISED BY DeIM AND ITS AFFILIATES

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Taxable Income Funds

Scudder Fixed Income Fund	10/31/04	$1,080,523,277	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Income Fund	12/31/04	$855,546,941

0.55% to $250,000,000

0.52% next $750,000,000

0.50% next $1,500,000,000

0.48% next $2,500,000,000

0.45% next $2,500,000,000

0.43% next $2,500,000,000

0.41% next $2,500,000,000

0.40% over $12,500,000,000

				Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Short Duration Fund	10/31/04	$188,129,108	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder High Income Plus Fund	10/31/04	$122,528,009	0.50%	High current income and, as a secondary objective, capital appreciation.

Scudder High Income Fund	9/30/04	$2,447,798,440

0.58% first $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				Highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk.

Scudder Strategic Income Fund	10/31/04	$400,285,472

0.58% to $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				High current return.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder U.S. Government Securities Fund	10/31/04	$3,068,546,837

0.45% to $250,000,000

0.43% next $750,000,000

0.41% next $1,500,000,000

0.40% next $2,500,000,000

0.38% next $2,500,000,000

0.36% next $2,500,000,000

0.34% next $2,500,000,000

0.32% over $12,500,000,000

				High current income, liquidity and security of principal.

Scudder Short-Term Bond Fund	12/31/04	$945,133,734	0.45% to $1,500,000,000 0.425% next $500,000,000 0.40% next $1,000,000,000 0.385% next $1,000,000,000 0.37% next $1,000,000,000 0.355% next $1,000,000,000 0.34% over $6,000,000,000	High income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital.

Scudder Limited-Duration Plus Fund	9/30/04	$2,128,659,673	0.70%	High income while also seeking to maintain a high degree of stability of shareholders’ capital.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Inflation Protected Plus Fund	9/30/05			Maximum inflation-adjusted return, consistent with preservation of capital.
Global Income Funds

Scudder Emerging Markets Income Fund	10/31/04	$179,614,820	1.00% to $500,000,000 0.95% over $500,000,000	High current income and, secondarily, long-term capital appreciation.
Scudder Global Bond Fund	10/31/04	$181,211,818

0.75% to $250,000,000

0.72% next $750,000,000

0.70% next $1,500,000,000

0.68% next $2,500,000,000

0.65% next $2,500,000,000

0.64% next $2,500,000,000

0.63% next $2,500,000,000

0.62% over $12,500,000,000

				Total return, with an emphasis on current income; capital appreciation is a secondary goal.
Closed-End Funds

Scudder High Income Trust	11/30/04	$194,583,674	0.85% to $250,000,000 0.75% over $250,000,000	Highest current income obtainable consistent with reasonable risk with capital gains secondary.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Multi-Market Income Trust	11/30/04	$194,658,449	0.85%	High current income consistent with prudent total return asset management by investing in a diversified portfolio of investment grade tax-exempt securities.

Scudder Strategic Income Trust	11/30/04	$47,749,869	0.85%	High current income.

Montgomery Street Income Securities, Inc.	12/31/04	$203,804,997	0.50% to $100,000,000 0.45% next $50,000,000 0.40% next $50,000,000 0.35% over $200,000,000	As high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities.

Scudder Global High Income Fund, Inc.	10/31/04	$79,935,118	1.20%	High current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.
Insurance/Annuity Products

Bond Portfolio	12/31/04	$177,258,685	0.475%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective

Scudder Government & Agency Securities Portfolio	12/31/04	$329,569,695	0.55%	High current income consistent with preservation of capital.

Scudder High Income Portfolio	12/31/04	$450,199,442	0.60%	High level of current income.

Scudder Strategic Income Portfolio	12/31/04	$83,507,687	0.65%	High current return.

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

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EXHIBIT 3

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

Scudder Fixed Income Portfolio

AGREEMENT made this      day of                     , 2005, between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and ABERDEEN ASSET MANAGEMENT INC. (the “Sub-Adviser”).

WHEREAS, Scudder Variable Series II (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated [date] (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment manager to the Scudder Fixed Income Portfolio series of the Trust (the “Fund”) and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and

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selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to

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applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time

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to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g)  The Sub-Adviser shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Trustees.

(h)  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i)  Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of

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Trustees, officers of the Trust and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

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(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

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(c)  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

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9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser or its management of the Fund contained in the Trust’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Trust’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on [            ], 2005 and shall remain in full force until September 30, 2006 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

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(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    The Sub-Adviser acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its

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affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Scudder, or Scudder Fixed Income Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

A. Thomas Smith, Esq.

Managing Director

Global Head Asset Management Legal

Deutsche Investment Management Americas Inc.

Floor 27

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Vincent J. Esposito

Managing Director

Head of Product Development & Implementation

Deutsche Investment Management Americas Inc.

Floor 27

345 Park Avenue

New York, NY 10154

To the Sub-Adviser at:

Mr. Christian Pittard

Chief Executive Officer

Aberdeen Asset Management Inc.

1735 Market Street

Philadelphia, PA 19103

3-10

17.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	ABERDEEN ASSET MANAGEMENT INC.

By:	By:

Name:	Name:

Title:	Title:

3-11

APPENDIX A

TO THE

SUB-ADVISORY AGREEMENT

BETWEEN

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

AND

ABERDEEN ASSET MANAGEMENT INC.

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Scudder Fixed Income Portfolio	0.38% of average daily net assets

3-12

EXHIBIT 4

Information For Other Funds Advised by AAMI With Similar Objectives

Fund	Management Fee Rate	Net Assets as of July 31, 2005
First Trust/Aberdeen Global Opportunity Income Fund*	0.50%	$332,609,619

*	AAMI serves as sub-advisor to this fund.

4-1

APPENDIX A

Directors and Principal Executive Officers of DeIM

Name and Address*	Position
Michael Colon	Chief Operating Officer and Director
Axel Schwarzer	President, Chief Executive Officer and Director
William A. Gagliardi	Chief Financial Officer, Treasurer and Director
A. Thomas Smith	Secretary and Chief Legal Officer
Mark Cullen	Executive Vice President
Leo P. Grohowski	Executive Vice President
Pierre de Weck	Executive Vice President
Phillip W. Gallo	Chief Compliance Officer
Joseph Rice	Assistant Treasurer
Niral Kalaria	Assistant Secretary
John H. Kim	Assistant Secretary

*	The address of all directors and officers, except Messrs. de Weck and Rice, is 345 Park Avenue, New York, New York 10154. Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB. Mr. Rice’s address is 60 Wall Street, New York, New York 10154.

A-1

APPENDIX B

Fees Paid to Affiliates of DeIM

for the fiscal year ended 12/31/04

	Total	Unpaid at 12/31/04
SFAC	$0	$0
SDI	$175,814	$16,456
SISC	$175,814	$16,456

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Investment Advisor, which performed certain insurance brokerage services for the broker. The Investment Advisor has agreed to reimburse the Fund in 2005 for the portion of the commission (plus interest) paid to the affiliate of the Investment Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $76 and $80, respectively.

B-1

APPENDIX C

Directors and Principal Executive Officers of AAMI

Name	Address	Position
Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	President, Chief Executive Officer of Aberdeen Asset Management PLC
Beverley Hendry	300 S.E. 2nd Street Suite # 820 Ft. Lauderdale, FL 33301	Managing Director of Aberdeen Asset Management Inc.
Andrew Smith	1114 Avenue of the Americas, 34th Floor New York, NY 10036	Director—Finance and Administrations of Aberdeen Asset Management Inc.
Timothy Sullivan	1114 Avenue of the Americas, 34th Floor New York, NY 10036	Director—Product Development and Investor Relations of Aberdeen Asset Management Inc.
Susan Mullen	1114 Avenue of the Americas, 34th Floor New York, NY 10036	Director of Institutional Business Development—Americas of Aberdeen Asset Management Inc.

C-1

RW-FI 2005

SFI_15689

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free [ ], or go to Internet site: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER VARIABLE SERIES II SCUDDER FIXED INCOME PORTFOLIO	PROXY CARD
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
4:00 p.m., Eastern time, on November 18, 2005

The undersigned hereby appoints Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matters set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposals. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of a Special Meeting and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

	FOR	AGAINST	ABSTAIN
1. To approve an Amended and Restated Investment Management Agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc.	☐	☐	☐

VOTE ON PROPOSAL 2:

	FOR	AGAINST	ABSTAIN
2. To approve a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Inc., a subsidiary of Aberdeen Asset Management PLC.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Vote is important!
And now you can Vote on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it and this voting instruction card at hand.
2. Call toll-free [ ], or go to Internet site: https://vote.proxy-direct.com.
3. Follow the recorded or on-screen directions.
4. Do not mail your voting instruction card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION	SCUDDER VARIABLE SERIES II SCUDDER FIXED INCOME PORTFOLIO	VOTING INSTRUCTION
CARD	VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS	CARD
345 Park Avenue, 27th Floor, New York, New York 10154
4:00p.m., Eastern time, on November 18, 2005

[Insurance Company Separate Account Name]

This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contractholders and contract participants who hold unit values in the separate account of the Company that invests in the above named fund (the “Fund”) and who are entitled to instruct the company on how to vote shares held by the separate account.

The undersigned contractholder or contract participant instructs the Company to vote, at the special meeting and at any adjournments or postponements thereof (the “Special Meeting”), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting and Proxy Statement.

If you sign below but do not make instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contractholders in the separate account.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]
Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS VOTING

INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

ALL MATTERS HAVE BEEN PROPOSED BY THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

	FOR	AGAINST	ABSTAIN
1. To approve an Amended and Restated Investment Management Agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc.	☐	☐	☐

VOTE ON PROPOSAL 2:

	FOR	AGAINST	ABSTAIN
2. To approve a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Inc., a subsidiary of Aberdeen Asset Management PLC.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.